UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 31, 2013

EpiCept Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51290	52-1841431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

777 Old Saw Mill River Rd., Tarrytown, New York		10591
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	914-606-3500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On July 31, 2013, EpiCept Corporation, (the "Company"), together with its wholly-owned subsidiaries Maxim Pharmaceuticals Inc. and Cytovia, Inc., entered in to a Second Amendment to Loan and Security Agreement (the "Amendment") with MidCap Funding III, LLC ("MidCap"), as agent for the lenders.

Under the Amendment, the Company will continue to make monthly payments of interest to the Lender as per the Loan and Security Agreement and one half of the cash that is subject to the security interest maintained by MidCap will be returned to the Company upon the favorable stockholder vote to approve the final conditions to the closing of the merger. Any past defaults under the loan agreement have been waived and principal payments on the loan are scheduled to begin September 1, 2013 unless a restructuring of the loan has been executed.

The foregoing is a summary of the terms of the Second Amendment to Loan and Security Agreement and is qualified in is entirety by reference to the full text of this document, a copy of which is filed as an exhibit to this Current Report.

Item 2.02 Results of Operations and Financial Condition.

On August 1, 2013, EpiCept Corporation (the "Registrant") issued a press release announcing its operating and financial results for the three and six months ended June 30, 2013. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

10.1 Second Amendment to Loan and Security Agreement with Midcap Funding III, LLC, dated July 31, 2013.

99.1 Press release of EpiCept Corporation, dated August 1, 2013, announcing the operating and financial results for the three and six months ended June 30, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EpiCept Corporation

August 1, 2013	By:	/s/ Robert W. Cook

Name: Robert W. Cook
Title: Interim Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Second Amendment to Loan and Security Agreement with Midcap Funding III, LLC, dated July 31, 2013.
99.1	Press release, dated August 1, 2013.